Exhibit 2.4

LIMITED LIABILITY PARTNERSHIP

CONFORMED COPY

AB SVENSK EXPORTKREDIT

as Issuer

DEUTSCHE BANK AG

as Fiscal Agent

DEUTSCHE BANK LUXEMBOURG S.A.

as Registrar and Paying Agent

Programme for the Continuous Issuance
of Debt Instruments

FISCAL AGENCY AGREEMENT

21 July 2005

THIS FISCAL AGENCY AGREEMENT is made on 21 July 2005

BETWEEN

(1)                            AB SVENSK EXPORTKREDIT (“SEK”);

(2)                            DEUTSCHE BANK AG in its capacity as fiscal agent (the “Fiscal Agent” which expression shall include any successor to Deutsche Bank AG in its capacity as such);

(3)                            DEUTSCHE BANK LUXEMBOURG S.A. in its capacity as registrar (the “Registrar”, which expression shall include any successor to Deutsche Bank Luxembourg S.A. in its capacity as such); and

(4)                            DEUTSCHE BANK LUXEMBOURG S.A. in its capacity as paying agent (together with the Fiscal Agent, the “Paying Agents”, which expression shall include any substitute or additional paying agents appointed in accordance with this Agreement).

WHEREAS

(A)                        SEK has established a programme (the “Programme”) for the continuous issuance of debt instruments (the “Instruments”), in connection with which it has entered into a dealership agreement dated 21 July 2005 (the “Dealership Agreement”).

(B)                          In connection with the Programme SEK entered into a fiscal agency agreement dated 28 May 2004 (the “Current Fiscal Agency Agreement”), between the parties hereto.

(C)                          SEK has made an application to the regulated market of the Luxembourg Stock Exchange for the Instruments issued under the Programme to be admitted to trading on the regulated market of the Luxembourg Stock Exchange.

(D)                         In connection with such application SEK has procured an Base Prospectus dated 20 July 2005 (the “Base Prospectus”, which expression shall include any documents incorporated therein by reference and any supplemental base prospectus that may be prepared from time to time). Application will be made to the London Stock Exchange plc (the “London Stock Exchange”) for notes issued under the Programme to be admitted to trading on the Gilt-Edged and Fixed Interest Market of the London Stock Exchange.

IT IS AGREED as follows:

1.                                 INTERPRETATION

1.1                           All terms and expressions which have defined meanings in the Base Prospectus or the Dealership Agreement shall have the same meanings in this Agreement except where the context requires otherwise or unless otherwise stated. In addition, in this Agreement the following expressions have the following meanings:

a “Clause” is, unless the context indicates otherwise, to a clause in a section hereof;

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme, Luxembourg;

a “Condition” is to a numbered condition in the terms and conditions of the Instruments as appearing in the Base Prospectus or, in relation to any Series of Instruments, the substantially corresponding condition in the terms and conditions applicable to such Series of Instruments;

“Euroclear” means Euroclear Bank S.A./N.V. as operator of the Euroclear System;

“local time” in relation to any payment is to the time in the city in which the relevant bank or the relevant branch or office thereof is located and any reference to “local banking days” in relation thereto is to days (other than Saturdays and Sundays) on which commercial banks are open for business in such city;

“London business day” is to a day (other than Saturdays and Sundays) on which commercial banks are generally open for business in London;

“Registrar” is to Deutsche Bank Luxembourg S.A.;

“Registered Instrument” means an Instrument issued in registered form;

the “specified office” of any Paying Agent or any Registrar is to the office specified against its name in Schedule 7 or such other office in the same city as such office as such Paying Agent or, as the case may be, such Registrar may specify by notice to SEK and the other parties hereto;

a “Schedule” is, unless the context indicates otherwise, to a schedule hereto;

a “Section” is, unless the context indicates otherwise, to a section hereof; and

the “Securities Act” is to the United States Securities Act of 1933.

1.2                           Clause, Section and Schedule headings are for ease of reference only and shall not affect the construction of this Agreement.

1.3                           In this Agreement, any reference to payments of principal, redemption amount or interest include any additional amounts payable in relation thereto under Condition 12 (Taxation).

1.4                           The Current Fiscal Agency Agreement shall be amended and restated on the terms of this Agreement. Any Instruments issued on or after the date of this Agreement shall be issued pursuant to this Agreement. This does not affect any Instruments issued prior to this Agreement. Subject to such amendment and restatement, the Current Fiscal Agency Agreement shall continue in full force and effect.

2.                                 APPOINTMENT OF THE PAYING AGENTS AND THE REGISTRAR

2.1                           SEK appoints each of the Paying Agents and the Registrar as its agent in relation to the Instruments for the purposes specified in this Agreement and in the terms and conditions applicable thereto and all matters incidental thereto.

2.2                           Each of the Paying Agents and the Registrar accepts its appointment as agent of SEK in relation to the Instruments and shall comply with the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto.

2.3                           SEK undertakes that, if European Council Directive 2003/48/EC or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to such Directive, SEK will ensure that it maintains a paying agent in a European Union member state that will not be obliged to withhold or deduct tax pursuant to any European Union directive on the taxation of savings implementing such conclusions or any law implementing or complying with, or introduced to conform to, such directive.

3.                                 THE INSTRUMENTS

3.1                           Instruments may be issued in series (each a “Series”), and each series may comprise one or more tranches (each a “Tranche”). Each Tranche will be the subject of the final terms (each the “Final Terms”) or a drawdown prospectus (the “Drawdown Prospectus”) prepared by or on behalf of SEK and:

(a)                                      in the case of a Series in relation to which application has been made for admission to trading on the regulated market of the Luxembourg Stock Exchange and/or listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system, lodged with the CSSF and the Listing Application Department of the Luxembourg Stock Exchange or any other listing authority, stock exchange and/or quotation system (as the case may be); and/or

(b)                                     in the case of a Series in relation to which a public offer will be made in a Member State, lodged with the competent authority for the purposes of the Prospectus Directive in such Member State; or

(c)                                      in the case of a Series in relation to which application has not been made for admission to such trading, listing and/or quotation attached to or incorporated by reference into each Instrument of such Series.

3.2                           Instruments may be issued in bearer form or in registered form, as specified in the relevant Final Terms or Drawdown Prospectus, as the case may be.

3.3                           Instruments issued in bearer form (“Bearer Instruments”) will be represented upon issue by a temporary global instrument (a “Temporary Global Instrument”) and will be exchangeable not less than forty (40) days after the completion (as determined by the Fiscal Agent or SEK) of the distribution of the Instruments represented by such Temporary Global Instrument and upon due certification as described therein, for a permanent global instrument (a “Permanent Global Instrument”) representing such Instruments or, if so specified in the relevant Final Terms or Drawdown Prospectus, as the case may be, for definitive instruments (“Definitive Instruments”). Each Permanent Global Instrument will be exchangeable in whole (but not in part only) for Definitive Instruments in accordance with its terms. In addition, if so specified in the relevant Final Terms or Drawdown Prospectus, such Temporary Global Instrument and/or such Permanent Global Instrument will be exchangeable at any time in whole or in part for Registered Instruments upon presentation of the Temporary Global Instrument or the Permanent Global Instrument (as the case may be) to any of the Paying Agents or the Registrar and otherwise subject to, and in accordance with, such notice and procedures as shall be specified therein or in the relevant Final Terms or Drawdown Prospectus.

3.4                           Each Temporary Global Instrument shall:

(a)                                      be in substantially either of the forms (duly completed) set out in Schedule 1;

(b)                                     have attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and

(c)                                      be executed manually or in facsimile by SEK and authenticated manually by or on behalf of the Fiscal Agent.

3.5                           Each Permanent Global Instrument shall:

(a)                                      be in substantially either of the forms (duly completed) set out in Schedule 2;

(b)                                     have attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and

(c)                                      be executed manually or in facsimile by SEK and authenticated manually by or on behalf of the Fiscal Agent.

3.6                           Each Definitive Instrument shall:

(a)                                      be in substantially the form (duly completed) set out in Schedule 3;

(b)                                     unless the contrary is specified in the relevant Final Terms or Drawdown Prospectus, as the case may be, be in the format from time to time specified by the Association of International Bond Dealers or any successor body thereto;

(c)                                      have a unique serial number printed thereon;

(d)                                     if so specified in the relevant Final Terms or Drawdown Prospectus, as the case may be, have attached thereto at the time of their initial delivery coupons (“Coupons”);

(e)                                      have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and

(f)                                        be executed manually or in facsimile by SEK and authenticated manually by or on behalf of the Fiscal Agent.

3.7                           Each instrument certificate (an “Instrument Certificate”) shall:

(a)                                      be in substantially the form (duly completed) set out in Schedule 4;

(b)                                     have endorsed thereon, attached thereto or incorporated by reference therein the terms and conditions applicable thereto; and

(c)                                      be executed manually or in facsimile by SEK and authenticated manually by or on behalf of the Registrar.

3.8                           Any facsimile signature affixed to an Instrument or Instrument Certificate may be that of a person who is at the time of the creation and issue of the relevant Series or Tranche an authorised signatory for such purpose of SEK notwithstanding that such person may for any reason (including death) have ceased to be such an authorised signatory at the time at which the relevant Instrument may be delivered.

3.9                           SEK shall promptly notify the Fiscal Agent in writing of any change in the names of the person or persons whose signatures are to be used.

4.                                 ISSUANCE OF INSTRUMENTS

4.1                           Upon the conclusion of any agreement between SEK and a Dealer (or any other person or institution) for the issue by SEK and the subscription by such Dealer (or such other person or institution) of any Instruments SEK shall, as soon as practicable but in any event not later than 3.00 p.m. (London time) three London business days prior to the proposed issue date therefor:

(a)                                      confirm by telex or fax the terms of such agreement to the Fiscal Agent or, if such Instruments are to be Registered Instruments, the Registrar in writing;

(b)                                     deliver a copy of the Final Terms or Drawdown Prospectus, as the case may be, in relation to the relevant Series to the Fiscal Agent or, as the case may be, the Registrar; and

(c)                                      ensure that there is delivered to the Fiscal Agent a stock of Temporary Global Instruments (in unauthenticated form but executed on behalf of SEK and otherwise complete) or, as the case may be, to the Registrar a stock of Instrument Certificates (in unauthenticated form and with the name of the registered holder left blank but executed on behalf of SEK and otherwise complete) in relation to the relevant Series.

4.2                           On or before the issue date in relation to each Series or Tranche and upon confirmation (which may be given by telephone, telex, fax, letter or in person) by SEK and the relevant Dealer that the conditions specified in Clause 2.3 of the Dealership Agreement have been satisfied or waived in relation to such Series or Tranche, the Fiscal Agent or, as the case may be, the Registrar shall authenticate and deliver to or to the order of the relevant Dealer the relevant Temporary Global Instrument or, as the case may be, Instrument Certificates.

4.3                           SEK shall, in relation to each Series of Instruments in bearer form, ensure that there is delivered to the Fiscal Agent not less than five days before the relevant Temporary Global Instrument becomes exchangeable therefor the Permanent Global Instrument (in unauthenticated form but executed by SEK and otherwise complete) in relation thereto or, as the case may be, the Definitive Instruments (in unauthenticated form but executed by SEK and otherwise complete) in relation thereto. The Fiscal Agent shall authenticate and deliver such Permanent Global Instrument or, as the case may be, Definitive Instruments in accordance with the terms of the relevant Temporary Global Instrument.

4.4                           SEK shall, in relation to each Series of Instruments in bearer form which is represented by a Permanent Global Instrument in relation to which an exchange notice has been given in accordance with the terms of such Permanent Global Instrument, ensure that there is delivered to the Fiscal Agent not less than five days before the date on which such Permanent Global Instrument becomes so exchangeable the Definitive Instruments (in unauthenticated form but executed by SEK and otherwise complete) in relation thereto. The Fiscal Agent shall authenticate and deliver such Definitive Instruments in accordance with the terms of the relevant Permanent Global Instrument.

4.5                           Where any Definitive Instruments with Coupons attached are to be delivered in exchange for a Temporary Global Instrument or a Permanent Global Instrument, the Fiscal Agent shall ensure that such Definitive Instruments shall have attached thereto only such Coupons as shall ensure that neither loss nor gain of interest shall accrue to the bearer thereof.

4.6                           The Fiscal Agent or, as the case may be, the Registrar shall hold in safe custody all unauthenticated Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments and Coupons or, as the case may be, Instrument Certificates delivered to it in accordance with this Section 4 and shall ensure that the same are authenticated and delivered only in accordance with the terms hereof.

4.7                           The Fiscal Agent and the Registrar are authorised by SEK to authenticate such Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments or, as the case may be, Instrument Certificates as may be required to be authenticated hereunder by the signature of any of their respective officers or any other person duly authorised for the purpose by the Fiscal Agent or, as the case may be, the Registrar.

4.8                           If SEK opts to deliver to the Fiscal Agent from time to time master Temporary Global Instruments and Permanent Global Instruments, each master Temporary Global Instrument and master Permanent Global Instrument will be signed manually by or on behalf of SEK. A master Temporary Global Instrument and master Permanent Global Instrument may be used provided that the person(s) whose signature(s) appear thereon were/was an authorised signatory/ies at the date of signing such master Temporary Global Instrument and master Permanent Global Instrument notwithstanding that any such person may, for any reason (including death), have ceased to be such authorised signatory at the time or the creation and issue of the relevant Tranche or the issue and delivery of the relevant Instrument.

5.                                 REPLACEMENT INSTRUMENTS

5.1                           The Fiscal Agent or, as the case may be, the Registrar shall, upon and in accordance with the instructions (which instructions may, without limitation, include terms as to the payment of expenses and as to evidence, security and indemnity) of SEK but not otherwise, authenticate and deliver a Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or, as the case may be, Instrument Certificate as a replacement for any of the same which has been mutilated or defaced or which has or has been alleged to have been destroyed, stolen or lost Provided no Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Instrument Certificate shall be delivered as a replacement for any of the same which has been mutilated or defaced otherwise than against surrender of the same.

5.2                           Each replacement Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Instrument Certificate delivered hereunder shall bear a unique serial number.

5.3                           The Fiscal Agent or, as the case may be, the Registrar shall cancel and destroy each mutilated or defaced Temporary Global Instrument, Permanent Global Instrument, Definitive Instruments, Coupon or Instrument Certificate surrendered to it and in respect of which a replacement has been delivered.

5.4                           The Fiscal Agent or, as the case may be, the Registrar shall notify SEK and the other Paying Agents of the delivery by it in accordance herewith of any replacement Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Coupon or Instrument Certificate, specifying the serial number thereof and the serial number (if any and if known) of the Instrument or Instrument Certificate which it replaces and confirming (if such be the case) that the Instrument which it replaces has been cancelled or destroyed.

5.5                           SEK shall ensure that the Fiscal Agent and the Registrar have available to them supplies of such Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments, Coupons and Instrument Certificates, as the case may be, as shall be necessary to the delivery of replacement Instruments under this Section 5.

5.6                           SEK agrees that it will, in relation to any Instruments which are restricted securities (as defined in Rule 144(a)(3) under the Securities Act) and during any period in relation thereto during which it is neither subject to sections 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, make available on request to each of the Paying Agents and the Registrar, the information specified in and meeting the requirements of Rule 144A(d)(4) under the Securities Act in order that such Paying Agent or, as the case may be, the Registrar may make such information available to holders of any Instruments as contemplated in Clause 3.2(d) of the Dealership Agreement.

6.                                 PAYMENTS TO THE FISCAL AGENT OR THE REGISTRAR

6.1                           In order to provide for the payment of interest and principal or, as the case may be, redemption amount in respect of the Instruments of each Series as the same shall become due and payable SEK shall pay to the Fiscal Agent or, as the case may be, the Registrar on or before the date on which such payment becomes due an amount equal to the amount of principal, redemption amount or, as the case may be, interest (including for this purpose any amounts remaining payable in respect of uncancelled Coupons pertaining to Definitive Instruments which have been cancelled following their purchase in accordance with Condition 10 (Redemption and Purchase) then becoming due in respect of such Instruments.

6.2                           Each amount payable by SEK under Clause 6.1 shall be paid unconditionally by credit transfer in the currency in which the Instruments of the relevant Series are denominated or, if different, payable and in immediately available, freely transferable funds not later than 11.00 a.m. (local time) on the relevant day to such account with such bank as the Fiscal Agent or, as the case may be, the Registrar may by notice to SEK have specified for the purpose. SEK shall, before 11.00 a.m. (local time) on the second local banking day before the due date of each payment by it under Clause 6.1, confirm to the Fiscal Agent or, as the case may be, the Registrar by telex that it has given instructions for the transfer of the relevant funds to the Fiscal Agent or, as the case may be, the Registrar and the name and the account of the bank through which such payment is being made.

6.3                           The Fiscal Agent and the Registrar shall be entitled to deal with each amount paid to it hereunder in the same manner as other amounts paid to it as a banker by its customers Provided that:

(a)                                      it shall not exercise any lien, right of set-off or similar claim in respect thereof against SEK; and

(b)                                     it shall not be liable to any person for interest thereon.

6.4                           The Fiscal Agent shall apply each amount paid to it hereunder in accordance with Clauses 7.1 and 7.3 and shall not be obliged to repay any such amount unless or until the obligation to make the relevant payment becomes void or ceases in accordance with Condition 14 (Prescription), in which event it shall repay to SEK such portion of such amount as relates to such payment by paying the same by credit transfer to such account with such bank as SEK may by notice to the Fiscal Agent have specified for the purpose.

6.5                           If the Fiscal Agent has not, by 12.00 noon (local time) on the second local banking day before the due date of any payment to it under Clause 6.1, received notification of the relevant payment confirmation referred to in Clause 6.2 it shall forthwith notify the other Paying Agents and SEK thereof. If the Fiscal Agent subsequently receives notification of such payment instructions or payment of the amount due, it shall forthwith notify the other Paying Agents and SEK thereof.

6.6                           The Registrar shall apply each amount paid to it hereunder in accordance with Clauses 8.1 and 8.3 and shall not be obliged to repay any such amount unless or until the claims against SEK in respect of the relevant Registered Instruments are prescribed in accordance with Condition 14 (Prescription), in which event it shall repay to SEK such portion of such amount as relates to such Registered Instruments by paying the same by credit transfer to such account with such bank as SEK may by notice to the Registrar have specified for the purpose.

7.                                 PAYMENTS TO HOLDERS OF BEARER INSTRUMENTS

7.1                           Each Paying Agent acting through its Specified Office shall make payments of interest, principal or, as the case may be, redemption amount in respect of Bearer Instruments in accordance with the terms and conditions applicable thereto (and, in the case of a Temporary Global Instrument or a Permanent Global Instrument, the terms thereof) Provided that:

(a)                                      if any Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon is presented or surrendered for payment to any Paying Agent and such Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying Agent shall forthwith notify SEK of such presentation or surrender and shall not make payment against the same until it is so instructed by SEK and has received the amount to be so paid;

(b)                                     a Paying Agent shall not be obliged (but shall be entitled) to make such payments:

(i)                        if it has been notified in accordance with Clause 6.5 that the relevant payment confirmation has not been received, unless it is subsequently notified that such payment confirmation or payment of the amount due has been received; or

(ii)                     if it is not able to establish that the Fiscal Agent has received (whether or not at the due time) the full amount of the relevant payment due to it under Clause 6.1;

(c)                                      each Paying Agent shall cancel each Definitive Instrument or Coupon against surrender of which it has made full payment and shall, if necessary, deliver each Definitive Instrument or Coupon so cancelled by it to the Fiscal Agent; and

(d)                                     in the case of payment of interest, principal or, as the case may be, redemption amount against presentation of a Temporary Global Instrument or a Permanent Global Instrument, the relevant Paying Agent shall note or procure that there is noted on the Schedule thereto the amount of such payment and, in the case of payment of principal or redemption amount, the remaining principal amount of the relevant global instrument (which shall be the previous principal amount less the amount of principal then paid or, as the case may be, in respect of which redemption amount has then been paid) and shall procure the signature of such notation on its behalf.

7.2                           None of the Paying Agents shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 7.1 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

7.3                           If a Paying Agent other than the Fiscal Agent makes any payment in accordance with Clause 7.1:

(a)                                      it shall notify the Fiscal Agent of the amount so paid by it, the serial number (if any) of the Definitive Instrument or Coupon against presentation or surrender of which payment of principal or redemption amount was made and the number of Coupons by maturity against which payment of interest was made; and

(b)                                     subject to and to the extent of compliance by SEK with Clause 6.1 (whether or not at the due time), the Fiscal Agent shall reimburse such Paying Agent for the amount so paid by it by payment out of the funds received by it under Clause 6.1 of an amount equal to the amount so paid by it by paying the same by credit transfer to such account with such bank as such Paying Agent may by notice to the Fiscal Agent have specified for the purpose.

7.4                           If the Fiscal Agent makes any payment in accordance with Clause 7.1, it shall be entitled to appropriate for its own account out of the funds received by it under Clause 6.1 an amount equal to the amount so paid by it.

7.5                           If any Paying Agent makes a payment in respect of Bearer Instruments at a time at which the Fiscal Agent has not received the full amount of the relevant payment due to it under Clause 6.1 and the Fiscal Agent is not able out of the funds received by it under Clause 6.1 to reimburse such Paying Agent therefor (whether by payment under Clause 7.3 or appropriation under Clause 7.4), SEK shall from time to time on demand pay to the Fiscal Agent for account of such Paying Agent:

(a)                                      the amount so paid out by such Paying Agent and not so reimbursed to it; and

(b)                                     interest on such amount from the date on which such Paying Agent made such payment until the date of reimbursement of such amount

Provided that any payment made under paragraph (a) above shall satisfy pro tanto SEK’s obligations under Clause 6.1.

7.6                           Interest shall accrue for the purpose of paragraph (b) of Clause 7.5 (as well after as before judgment) on the basis of a year of 360 days and the actual number of days elapsed and at the rate per annum which is the aggregate of one per cent. per annum and the rate per annum specified by the Fiscal Agent as reflecting its cost of funds for the time being in relation to the unpaid amount.

7.7                           If at any time and for any reason a Paying Agent makes a partial payment in respect of any Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon surrendered for payment to it, such Paying Agent shall endorse thereon a statement indicating the amount and date of such payment.

8.                                 PAYMENTS TO HOLDERS OF REGISTERED INSTRUMENTS

8.1                           The Registrar acting through its Specified Office shall make payments of interest, principal or, as the case may be, redemption amount in respect of Registered Instruments in accordance with the terms and conditions applicable thereto Provided that the Registrar shall not be obliged (but shall be entitled) to make such payments:

(a)                                      if it has not received notification of the relevant payment confirmation referred to in Clause 6.2; or

(b)                                     if it is not able to establish that it has received (whether or not at the due time) the full amount of the relevant payment due to it under Clause 6.1.

8.2                           The Registrar shall not exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 8.1 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

8.3                           If the Registrar makes any payment in accordance with Clause 8.1, it shall be entitled to appropriate for its own account out of the funds received by it under Clause 6.1 an amount equal to the amount so paid by it.

8.4                           If the Registrar makes a payment in respect of Registered Instruments at a time at which it has not received the full amount of the relevant payment due to it under Clause 6.1 and is not able out of funds received by it under Clause 6.1 to reimburse itself therefor by appropriation under Clause 8.3, SEK shall from time to time on demand pay to the Registrar for its own account:

(a)                                      the amount so paid out by the Registrar and not so reimbursed to it; and

(b)                                     interest on such amount from the date on which the Registrar made such payment until the date of reimbursement of such amount

Provided that any payment made under paragraph (a) above shall satisfy pro tanto SEK’s obligations under Clause 6.1.

8.5                           Interest shall accrue for the purpose of paragraph (b) of Clause 8.4 (as well after as before judgment) on the basis of a year of 360 days and the actual number of days elapsed and at the rate per annum which is the aggregate of one per cent. per annum and the rate per annum specified by the Registrar as reflecting its cost of funds for the time being in relation to the unpaid amount.

9.                                 MISCELLANEOUS DUTIES OF THE FISCAL AGENT AND THE PAYING AGENTS

9.1                           The Fiscal Agent shall:

(a)                                      maintain a record of all Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments and Coupons delivered hereunder and of their redemption, payment, cancellation, mutilation, defacement, alleged destruction, theft or loss or replacement Provided that no record need be maintained of the serial numbers of Coupons save insofar as that a record shall be maintained of the serial numbers of unmatured Coupons missing at the time of redemption or other cancellation of the relevant Definitive Instruments and of any subsequent payments against such Coupons;

(b)                                     maintain a record of all certifications received by it in accordance with the provisions of any Temporary Global Instrument;

(c)                                      in relation to each series of Bearer Instruments the terms and conditions applicable to which provide that the rate of interest or any calculation applicable thereto shall be determined by the Fiscal Agent, determine such rate of interest or make such calculation from time to time on the basis therein and take all such actions as may to it seem reasonably incidental thereto including, without limitation, the notification of all rates and amounts so determined and the maintenance of all appropriate records; and

(d)                                     make such records available for inspection at all reasonable times by SEK and the other Paying Agents.

9.2                           The Paying Agents shall make available to the Fiscal Agent such information as may reasonably be required for the maintenance of the records referred to in Clause 9.1.

9.3                           SEK may from time to time deliver to the Fiscal Agent Definitive Instruments and unmatured Coupons appertaining thereto for cancellation, whereupon the Fiscal Agent shall cancel such Definitive Instruments and Coupons. SEK may from time to time procure the delivery to the Fiscal Agent of a Temporary Global Instrument or a Permanent Global Instrument with instructions to cancel a specified aggregate principal amount of Instruments represented thereby (which instructions shall be accompanied by evidence satisfactory to the Fiscal Agent that SEK is entitled to give such instructions) whereupon the Fiscal Agent shall note or procure that there is noted on the Schedule to such Temporary Global Instrument or Permanent Global Instrument the aggregate principal amount of Instruments so to be cancelled and the remaining principal amount thereof (which shall be the previous principal amount thereof less the aggregate principal amount of the Instruments so cancelled) and shall procure the signature of such notation on its behalf.

9.4                           As soon as practicable (and in any event within three months) after each interest payment date in relation to any Series of Bearer Instruments, after each date on which Instruments are cancelled in accordance with Clause 9.3, and after each date on which the Instruments fall due for redemption, the Fiscal Agent shall notify SEK and the other Paying Agents (on the basis of the information available to it) of the number of any Definitive Instruments or Coupons against surrender of which payment has been made and of the number of any Definitive Instruments or, as the case may be, Coupons which have not yet been surrendered for payment.

9.5                           The Fiscal Agent shall, upon and in accordance with the instructions of SEK but not otherwise, arrange for the publication in accordance with Condition 18 (Notices) of any notice which is to be given to the holders of any Bearer Instruments and shall supply a copy thereof to each other Paying Agent.

9.6                           The Fiscal Agent may destroy each Definitive Instrument or Coupon delivered to or cancelled by it in accordance with paragraph (c) of Clause 7.1 or delivered to and cancelled by it in accordance with Clause 9.3, in which case it shall (within 3 months of such destruction) furnish SEK with a certificate as to such destruction and specifying the serial numbers of the Definitive Instruments or Coupons so destroyed.

9.7                           Each Paying Agent shall, at the request of the holder of any Bearer Instrument issue voting certificates and block voting instructions in a form and manner which comply with the provisions of Schedule 5 (except that it shall not be required to issue the same less than forty-eight hours before the time fixed for any meeting therein provided for). Each Paying Agent shall keep a full record of voting certificates and block voting instructions issued by it and will give to SEK not less than twenty-four hours before the time appointed for any meeting or adjourned meeting full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

9.8                           The Fiscal Agent shall make available for inspection during office hours at its Specified Office copies of this Agreement and the Deed of Covenant.

9.9                           The Fiscal Agent shall (on behalf of SEK) make all necessary notifications and filings as may be required from time to time in relation to the issue, purchase and redemption of the Instruments by all applicable laws, regulations and guidelines and, in particular but without limitation, those promulgated by, Japanese governmental or regulatory authorities, in the case of Instruments denominated in or linked to Japanese Yen. Save as aforesaid, SEK shall be solely responsible for ensuring that each Instrument to be issued or other transactions to be effected hereunder shall comply with all applicable laws and regulations of any governmental or other regulatory authority and that all necessary consents and approvals of, notifications to and registrations and filings with, any such authority in connection therewith are effected, obtained and maintained in full force and effect.

9.10                     Each Paying Agent shall severally indemnify SEK against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, otherwise than by reason of its own negligence or wilful misconduct, as a result or arising out of or in relation to any breach by such Paying Agent of the terms of this Agreement.

9.11                     The Fiscal Agent agrees with SEK that it will notify the relevant Dealers of the completion of distribution of the Instruments of any series which are sold to or through more than one Dealer as contemplated in Schedule 1 to the Dealership Agreement.

9.12                     The Fiscal Agent shall immediately notify (i) SEK of any notice delivered to it by Euroclear and/or Clearstream, Luxembourg; and (ii) Euroclear and/or Clearstream, Luxembourg of any relevant notice delivered to it by SEK.

10.                           MISCELLANEOUS DUTIES OF THE REGISTRAR

10.1                     The Registrar shall maintain in relation to each Series or Tranche of Registered Instruments in relation to which it is appointed as registrar a register (each a “Register”), which shall be kept in accordance with the terms and conditions applicable to such Series or Tranche of Registered Instruments and the regulations referred to in Clause 10.2. Each Register shall show the aggregate principal amount and date of issue of the relevant Series of Registered Instruments, the names and addresses of the initial holders thereof and the dates of all transfer to, and the names and addresses of, all subsequent holders thereof. The Registrar shall further, in relation to each Series or Tranche of Registered Instruments the terms and conditions applicable to which provide that the rate of interest applicable thereto shall be determined by the Registrar, determine such rate of interest from time to time on the basis therein provided and take all such action as may to it seem reasonably incidental thereto including, without limitation, the notification of all rates and amounts so determined and the maintenance of all appropriate records. The Registrar shall make each Register and all such records available for inspection at all reasonable times by SEK.

10.2                     The Registrar shall by the issue of new Instrument Certificates, the cancellation of old Instrument Certificates and the making of entries in the relevant Register give effect to transfers of Registered Instruments in accordance with the terms and conditions applicable thereto and in accordance with such regulations concerning the transfer of Registered Instruments as may from time to time be promulgated by SEK. The initial such regulations are set out in Schedule 6.

10.3                     SEK may from time to time deliver to the Registrar Instrument Certificates representing the Registered Instruments of which it is the holder for cancellation, whereupon the Registrar shall cancel the same and shall make the corresponding entries in the relevant Register.

10.4                     As soon as practicable (and in any event within three months) after each date on which Registered Instruments fall due for redemption, the Registrar shall notify SEK of the number of any Registered Instruments under which payment has been made and of the number of any Registered Instruments (and the names and addresses of the holders thereof) under which payment has not yet been applied for.

10.5                     The Registrar shall, upon and in accordance with the instructions of SEK but not otherwise, arrange for the publication in accordance with Condition 18 (Notices) of any notice which is to be given to the holders of Registered Instruments.

10.6                     SEK shall ensure that the Registrar has available to it supplies of such Instrument Certificates as shall be necessary in connection with the transfer of Registered Instruments under this Section 10.

10.7                     The Registrar shall, at the request of the holder of any Registered Instrument, issue voting certificates and block voting instructions in a form and manner which comply with the provisions of Schedule 5 (except that it shall not be required to issue the same less than forty-eight hours before the time fixed for any meeting therein provided for). The Registrar shall keep a full record of voting certificates and block voting instructions issued by it and will give to SEK not less than twenty-four hours before the time appointed for any meeting or adjourned meeting, full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

10.8                     The Registrar shall make available during office hours at its specified office copies of this Agreement.

10.9                     The Registrar shall make all necessary notifications and filings to and with the Ministry of Finance in Japan.

10.10               The Registrar shall indemnify SEK against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, otherwise than by reason of its own negligence or wilful misconduct, as a result or arising out of or in relation to any breach by the Registrar of the terms of this Agreement.

11.                           APPOINTMENT AND DUTIES OF THE CALCULATION AGENT

11.1                     SEK appoints the Fiscal Agent at its specified office as Calculation Agent in relation to each Series of Instruments in respect of which no other person is named as such in the relevant Final Terms or Drawdown Prospectus, as the case may be, for the purposes specified in this Agreement and in the Conditions and all matters incidental thereto.

11.2                     The Fiscal Agent accepts its appointment as Calculation Agent in relation to each Series of Instruments in respect of which no other person is named as such in the relevant Final Terms or Drawdown Prospectus, as the case may be and shall perform all matters expressed to be performed by it in, and otherwise comply with, the Conditions and the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto. The Fiscal Agent acknowledges and agrees that it shall be the Calculation Agent in respect of each Series of Instruments unless the Dealer (or one of the Dealers) through whom such Instruments are issued has agreed with the SEK to act as Calculation Agent or SEK otherwise agrees to appoint another institution as Calculation Agent.

11.3                     The Calculation Agent shall in respect of each Series of Instruments in relation to which it is appointed as such:

(a)                                      obtain such quotes and rates and/or make such determinations, calculations, adjustments, notifications and publications as may be required to be made by it by the Conditions at the times and otherwise in accordance with the Conditions and the Final Terms or Drawdown Prospectus, as the case may be;

(b)                                     promptly inform SEK of such quotes, rates, determinations, calculations, adjustments, notifications and publications; and

(c)                                      maintain a record of all quotations obtained by it and of all amounts, rates and other items determined or calculated by it and make such records available for inspection at all reasonable times by SEK and the Paying Agents.

12.                           FEES AND EXPENSES

12.1                     SEK shall pay to the Fiscal Agent for account of the Paying Agents such fees as may have been agreed between SEK and the Fiscal Agent in respect of the services of the Paying Agents hereunder (plus any applicable value added tax). SEK shall pay to the Registrar for its own account such fees as may have been agreed between SEK and the Registrar in respect of the services of the Registrar hereunder (plus any applicable value added tax).

12.2                     SEK shall on demand reimburse the Fiscal Agent, the Registrar and each Paying Agent for all expenses (including, without limitation legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) properly incurred in connection with its services hereunder (plus any applicable value added tax).

12.3                     SEK shall pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) which may be payable upon or in connection with the execution and delivery of this Agreement, and shall indemnify each Paying Agent and the Registrar against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur as a result or arising out of or in relation to any failure to pay or delay in paying any of the same.

13.                           TERMS OF APPOINTMENT

13.1                     Each of the Paying Agents and the Registrar may, in connection with its services hereunder:

(a)                                      (in the case of Bearer Instruments only) except as ordered by a court of competent jurisdiction or as required by law and notwithstanding any notice to the contrary or any memorandum thereon, treat the holder of any Instrument as the absolute owner thereof and make payments thereon accordingly;

(b)                                     assume that the terms of each Instrument as issued are correct;

(c)                                      refer any question relating to the ownership of any Instrument or the adequacy or sufficiency of any evidence supplied in connection with the replacement of any Instrument to SEK for determination by SEK and rely upon any determination so made;

(d)                                     rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine; and

(e)                                      after consultation with SEK engage and pay for the advice or services of any lawyers or other experts whose advice or services may to it seem necessary and rely upon any advice so obtained (and such Paying Agent or, as the case may be, the Registrar shall be protected and shall incur no liability as against SEK in respect of any action taken, or suffered to be taken, in accordance with such advice and in good faith).

13.2                     Notwithstanding anything to the contrary expressed or implied herein or in the terms and conditions applicable to any Instruments none of the Paying Agents nor the Registrar shall in connection with their services hereunder, be under any fiduciary duty towards any person other than SEK, be responsible for or liable in respect of the authorisation, validity or legality of any Instrument issued or paid by it hereunder or any act or omission of any other person (including, without limitation, any other party hereto) or be under any obligation towards any person other than SEK and, in the case of the Paying Agents the other Paying Agents.

13.3                     Each Paying Agent and the Registrar may subscribe, purchase, hold and dispose of Instruments and may enter into any transaction (including, without limitation, any depository, trust or agency transaction) with any holders or owners of any Instruments or with any other party hereto in the same manner as if it had not been appointed as the agent of SEK in relation to the Instruments.

13.4                     SEK shall indemnify each Paying Agent and the Registrar against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, other than such costs and expenses as are separately agreed to be reimbursed out of the fees payable under Clause 12.1 and otherwise than by reason of its own negligence or wilful misconduct, as a result or arising out of or in relation to its acting as the agent of SEK in relation to the Instruments.

14.                           CHANGES IN AGENTS

14.1                     Any Paying Agent or the Registrar may resign its appointment as the agent of SEK in relation to the Instruments upon the expiration of not less than thirty days’ notice to that effect by such Paying Agent or, as the case may be, the Registrar to SEK (with a copy, if necessary, to the Fiscal Agent) Provided that:

(a)                                      any such notice which would otherwise expire within thirty days before or after the maturity date of any series of Instruments or any interest payment date in relation to any series of Instruments shall be deemed, in relation to such Series only, to expire on the thirtieth day following such date; and

(b)                                     in the case of the Fiscal Agent, the only remaining Paying Agent or Registrar with its specified office outside the United Kingdom, so long as any Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange, the Paying Agent or Registrar with its specified office in Luxembourg (if so required by the listing rules of the Luxembourg Stock Exchange), or so long as any Instruments are admitted to trading, listing and/or quotation by any stock exchange, listing authority and/or quotation system, the Paying Agent or Registrar with its specified office in a major city in the jurisdiction in which such stock exchange, listing authority and/or quotation system operates (if so required by the rules of such stock exchange, listing authority and/or quotation system), such resignation shall not be effective until a successor thereto as the agent of SEK in relation to the Instruments has been appointed by SEK or in accordance with Clause 14.5 and notice of such appointment has been given in accordance with Condition 18 (Notices).

14.2                     SEK may revoke its appointment of any Paying Agent or Registrar as its agent in relation to the Instruments by not less than thirty days’ notice to that effect to such Paying Agent or, as the case may be, such Registrar Provided that, in the case of the Fiscal Agent, the only remaining Paying Agent or Registrar with its specified office outside the United Kingdom, so long as any Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange, the Paying Agent or Registrar with its specified office in Luxembourg (if so required by the listing rules of the Luxembourg Stock Exchange), or so long as any instruments are admitted to trading, listing and/or quotation by any stock exchange, listing authority and/or quotation system, the Paying Agent or Registrar with its specified office in a major city in the jurisdiction in which such stock exchange, listing authority and/or quotation system operates (if so required by the rules of such stock exchange, listing authority and/or quotation system), such revocation shall not be effective until a successor thereto as the agent of SEK in relation to the Instruments has been appointed by SEK and notice of such appointment has been given in accordance with Condition 18 (Notices).

14.3                     The appointment of any Paying Agent or Registrar as the agent of SEK in relation to the Instruments shall terminate forthwith if any of the following events or circumstances shall occur or arise, namely: such Paying Agent or, as the case may be, Registrar becomes incapable of acting; such Paying Agent or, as the case may be, Registrar is adjudged bankrupt or insolvent; such Paying Agent or, as the case may be, Registrar files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof; a resolution is passed or an order is made for the winding-up or dissolution of such Paying Agent or, as the case may be, Registrar; a receiver, administrator or other similar official of such Paying Agent or, as the case may be, Registrar or of all or any substantial part of its property is appointed; an order of any court is entered approving any petition filed by or against such Paying Agent or, as the case may be, Registrar under the provisions of any applicable bankruptcy or insolvency law; or any public officer takes charge or control of such Paying Agent or, as the case may be, Registrar or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

14.4                     SEK may appoint substitute or additional agents in relation to the Instruments and shall forthwith notify the other parties hereto thereof, whereupon the parties hereto and such substitute or additional agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

14.5                     If any Paying Agent or Registrar gives notice of its resignation in accordance with Clause 14.1 and by the tenth day before the expiration of such notice a successor to such Paying Agent or, as the case may be, Registrar as the agent of SEK in relation to the Instruments has not been appointed by SEK, such Paying Agent or, as the case may be, Registrar may itself, following such consultation with SEK as may be practicable in the circumstances, appoint as its successor any reputable and experienced bank or financial institution and give notice of such appointment in accordance with Condition 18 (Notices), whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

14.6                     Upon any resignation or revocation becoming effective under this Section 14, the relevant Paying Agent or, as the case may be, Registrar shall:

(a)                                      be released and discharged from its obligations under this Agreement (save that it shall remain entitled to the benefit of and subject to the provisions of Clause 12.3, Section 13 and this Section 14);

(b)                                     repay to SEK such part of any fee paid to it in accordance with Clause 12.1 as shall relate to any period thereafter;

(c)                                      in the case of the Fiscal Agent, deliver to SEK and to its successor a copy, certified as true and up-to-date by an officer of the Fiscal Agent, of the records maintained by it in accordance with Section 9;

(d)                                     in the case of the Registrar, deliver to SEK and to its successor a copy, certified as true and up-to-date by an officer of the Registrar, of each of the Registers and other records maintained by it in accordance with Section 10; and

(e)                                      forthwith (upon payment to it of any amount due to it in accordance with Section 12 or Clause 13.4) transfer all moneys and papers (including any unissued Temporary Global Instruments, Definitive Instruments, Permanent Global Instruments, Definitive Instruments, Coupons or Instrument Certificate

held by it hereunder) to its successor in that capacity and, upon appropriate notice, provide reasonable assistance to such successor for the discharge by it of its duties and responsibilities hereunder.

14.7                     Any corporation into which any Paying Agent or Registrar may be merged or converted, any corporation with which any Paying Agent or Registrar may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent or Registrar shall be a party, shall, to the extent permitted by applicable law, be the successor to such Paying Agent or, as the case may be, Registrar as agent of SEK in relation to the Instruments without any further formality, whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement. Notice of any such merger, conversion or consolidation shall forthwith be given by such successor to SEK and the other parties hereto.

15.                           TIME

Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

16.                           NOTICES

All notices and communications hereunder shall be made in writing (by letter, telex or fax), shall be effective upon receipt by the addressee and shall be sent as follows:

(a)                                      if to SEK to it at:

Address:	Västra Trädgårdsgatan 11B
P.O. Box 16368
SE-103 27 Stockholm
Sweden

Telex:	12166 SEK S
Fax:	+46 8 411 4813
Attention:	Legal and Transaction Management with a copy to Business Administration

(b)                                     if to a Paying Agent or Registrar, to it at the address, telex number or fax number specified against its name in Schedule 7 (or, in the case of a Paying Agent or Registrar not originally a party hereto, specified by notice to the other parties hereto at or about the time of its appointment as the agent of SEK in relation to the Instruments) for the attention of the person or department therein specified (or as aforesaid)

or, in any case, to such other address, telex number or fax number or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

17.                           LAW AND JURISDICTION

17.1                     This Agreement and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

17.2                     The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”), arising from or connected with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) or the consequences of its nullity.

17.3                     The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

17.4                     Clause 17.2 is for the benefit of the Paying Agents and Registrar only. As a result, nothing in this Section 17 prevents the Paying Agents or Registrar from taking proceedings relating to a Dispute (“Proceedings”) in any other courts with jurisdiction. To the extent allowed by law, the Paying Agents and the Registrar may take concurrent Proceedings in any number of jurisdictions.

17.5                     SEK agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to The Trade Commissioner for the time being at The Swedish Trade Council, 259-269 Old Marylebone Road, London NW1 5RA (or its other address in England from time to time). If the appointment of the person mentioned in this Clause ceases to be effective, SEK shall forthwith appoint a further person in England to accept service of process on its behalf in England and notify the name and address of such person to each Paying Agent and the Registrar, and failing such appointment within fifteen days, any Paying Agent or any Registrar shall be entitled to appoint such a person by notice to SEK. Nothing contained herein shall affect the right to serve process in any other manner permitted by law. This Clause applies to Proceedings in England and to Proceedings elsewhere.

18.                           MODIFICATION

For the avoidance of doubt, this Agreement may be amended by further agreement among the parties hereto and without the consent of the holders of any of the Instruments.

19.                           RIGHTS OF THIRD PARTIES

A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

20.                           COUNTERPARTS

This Agreement may be executed in any number of counterparts, and thus has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

SCHEDULE 1

FORM OF TEMPORARY GLOBAL INSTRUMENT

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1)

(1) Legend to appear on every Instrument with a maturity of more than one year.

AB SVENSK EXPORTKREDIT

(incorporated in the Kingdom of Sweden with limited liability)

TEMPORARY GLOBAL INSTRUMENT

representing up to

[Aggregate principal amount of Series]

[Title of Instruments]

This Temporary Global Instrument is issued in respect of an issue of [aggregate principal amount of Series] in aggregate principal amount of [title of Instruments] (the “Instruments”) by AB SVENSK EXPORTKREDIT (“SEK”).

SEK for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the base prospectus prepared by SEK and dated 20 July 2005 (as amended, supplemented or replaced) and the final terms prepared in relation to the Instruments and set out in the relevant Final Terms or Drawdown Prospectus] (the “Conditions”) to pay to the bearer upon surrender hereof on [maturity date] or on such earlier date as the same may become payable in accordance therewith the principal sum of [denomination in words and numerals] or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount at the rate or rates specified therein together with any additional amounts payable in accordance with the Conditions], and in the case of convertible or exchangeable Instruments, to deliver or procure the delivery of any securities requested to be delivered on redemption pursuant to the terms and conditions and the final terms prepared in relation to the Instruments, all subject to the Conditions.

Except as specified herein, the bearer of this Temporary Global Instrument is entitled to the benefit of the same obligations on the part of SEK as if such bearer were the bearer of the Instruments represented hereby, and all payments under and to the bearer of this Temporary Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of SEK in respect of the Instruments.

Words and expressions defined in the Conditions shall have the same meanings when used in this Temporary Global Instrument except where the context requires otherwise or unless otherwise stated.

This Temporary Global Instrument is exchangeable in whole or in part for a permanent global instrument (the “Permanent Global Instrument”) representing the Instruments and in substantially the form (subject to completion) set out in Schedule 2 to a fiscal agency agreement dated 21 July 2005 (as amended or supplemented from time to time, the “Fiscal Agency Agreement”) and made between SEK and Deutsche Bank AG, in its capacity as fiscal agent (the “Fiscal Agent”, which expression shall include any successor to Deutsche Bank AG, in its capacity as such), and certain other financial institutions named therein or, if so specified in such final terms, for definitive instruments (“Definitive Instruments”) in substantially the form (subject to completion) set out in Schedule 3 to such Fiscal Agency Agreement, or if so specified, in the Final Terms or Drawdown Prospectus, as the case may be, for registered instruments (the “Registered Instruments”). An exchange for a Permanent Global Instrument or, as the case may be, Definitive Instruments will be made only on or after the fortieth day after the date of issue of this Temporary Global Instrument (the “Exchange Date”) and upon presentation or, as the case may be, surrender of this Temporary Global Instrument to the Fiscal Agent at its Specified Office in relation to the Instruments [and upon and to the extent of delivery to the Fiscal Agent of a certificate or certificates issued by Euroclear Bank S.A./N.V. as operator of the Euroclear System (“Euroclear”) or Clearstream Banking, société anonyme, Luxembourg (“Clearstream, Luxembourg”) and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto](1). An exchange for Registered Instruments will be made at any time [without any requirement to provide certificates](2) upon presentation or, as the case may be, surrender of this Temporary Global Instrument to the Fiscal Agent at its Specified Office. Any Definitive Instruments will be made available for collection by the persons entitled thereto at the Specified Office of the Fiscal Agent. Any Registered Instruments shall be made available in exchange in accordance with the Conditions and the Fiscal Agency Agreement (which shall apply as if the bearer of this Temporary Global Instrument were the bearer of the Instruments represented hereby).

(1) Delete if TEFRA C applies as certifications are not required for an exchange of a Temporary Global Instrument for a Permanent Global Instrument or for Definitive Instrument or for payments of interest.

(2) Delete if TEFRA C applies as certifications are not required for an exchange of a Temporary Global Instrument for a Permanent Global Instrument or for Definitive Instrument or for payments of interest.

The principal amount of the Permanent Global Instrument or the aggregate principal amount of Definitive Instruments or Registered Instruments so delivered from time to time, as the case may be, shall be equal to the aggregate of the principal amounts specified in the certificates issued by Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system and received by the Fiscal Agent; provided, however, that in no circumstances shall the principal amount of the Permanent Global Instrument or the aggregate principal amount of Definitive Instruments or Registered Instruments so delivered, as the case may be, exceed the initial principal amount of this Temporary Global Instrument.

[Payments of interest falling due before the Exchange Date will be made only upon presentation of the Temporary Global Instrument to the Fiscal Agent at its Specified Office in relation to the Instruments and upon or to the extent of delivery to the Fiscal Agent of a certificate or certificates issued by Euroclear or Clearstream, Luxembourg and/or any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto.](1) In the case of interest falling due after the Exchange Date, interest shall only be payable to the extent SEK has failed to procure the exchange for a Permanent Global Instrument, Definitive Instruments and/or Registered Instruments of that portion of this Temporary Global Instrument in respect of which such interest has accrued.

(1) Delete if TEFRA C applies as certifications are not required for an exchange of a Temporary Global Instrument for a Permanent Global Instrument or for Definitive Instrument or for payments of interest.

Whenever any interest in this Temporary Global Instrument is to be exchanged for an interest in a Permanent Global Instrument, SEK shall procure (in the case of first exchange) the prompt delivery (free of charge to the bearer) of such Permanent Global Instrument, duly authenticated, to the bearer of this Temporary Global Instrument or (in the case of any subsequent exchange) an increase in the principal amount of such Permanent Global Instrument in accordance with its terms, in each case in an aggregate principal amount equal to the aggregate of the principal amounts specified in the certificates issued by Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system and received by the Fiscal Agent against presentation and (in the case of final exchange) surrender of this Temporary Global Note at the Specified Office of the Fiscal Agent within 7 days of the bearer requesting such exchange.

Whenever this Temporary Global Instrument is to be exchanged for Definitive Instruments and/or Registered Instruments, SEK shall procure the prompt delivery (free of charge to the bearer) of such Definitive Instruments, duly authenticated and with Coupons and Talons attached (if so specified in the Final Terms or Drawdown Prospectus, as the case may be), or, as the case may be, such Registered Instruments, in an aggregate principal amount equal to the principal amount of this Temporary Global Instrument to the bearer of this Temporary Global Instrument against the surrender of this Temporary Global Instrument at the Specified Office of the Fiscal Agent within 30 days of the bearer requesting such exchange.

In the event that (i) this Temporary Global Instrument is not duly exchanged, (a) whether in whole or in part, for the Permanent Global Instrument by 5.00 p.m. (London time) on the seventh day after the bearer has requested exchange of an interest in this Temporary Global Instrument for an interest in a Permanent Global Instrument or, as the case may be, (b) in whole for Definitive Instruments and/or Registered Instruments by 6.00 p.m. (London time) on the thirtieth day after the bearer has requested such exchanged, provided that the preconditions to such exchange are satisfied or (ii) this Temporary Global Instrument (or any part hereof) has become due and payable in accordance with the Conditions or the date for final redemption of this Temporary Global Instrument has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the bearer in accordance with the terms of this Temporary Global Instrument on the due date for payment, then this Temporary Global Instrument will become void at 5.00 p.m. (London time) on such seventh day (in the case of (i)(a) above) or at 5.00 p.m. (London time) on such thirtieth day (in the case of (i)(b)) or at 5.00 p.m. (London time) on such due date (in the case of (ii) above) and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other person may have under a deed of covenant dated 21 July 2005 and executed by SEK in respect of the Instruments (as amended, supplemented or replaced, unless otherwise stated in the relevant Final Terms or Drawdown Prospectus, as the case may be) (the “Deed of Covenant”)). The Deed of Covenant has been deposited at the Specified Office of the Fiscal Agent and a copy of it may be inspected at the Specified Office of each Paying Agent.

All payments in respect of this Temporary Global Instrument shall be made against presentation and (in the case of payment of principal of the Instruments in full with all interest accrued on the Instruments) surrender of this Temporary Global Instrument at the Specified Office of any Paying Agent. On any occasion on which a payment of interest is made in respect of this Temporary Global Instrument, SEK shall procure that the same is noted on the Schedule hereto.

On any occasion on which a payment of principal or redemption amount is made in respect of this Temporary Global Instrument or on which this Temporary Global Instrument is exchanged in whole or in part as aforesaid or on which Instruments represented by this Temporary Global Instrument are to be cancelled, SEK shall procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are exchanged or delivered in definitive or registered form or which are to be cancelled and (ii) the remaining principal amount of this Temporary Global Instrument (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Instrument shall for all purposes be as most recently so noted.

Notwithstanding Condition 18 (Notices), while all the Instruments are represented by this Temporary Global Instrument (or by this Temporary Global Instrument and the Permanent Global Instrument) and this Temporary Global Instrument is (or this Temporary Global Instrument and the Permanent Global Instrument are) deposited with a depositary or a common depositary for Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system, notices to Holders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system and, in any case, such notices shall be deemed to have been given to the Holders in accordance with Condition 18 (Notices) on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system[; provided, however, that, so long as the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange and its rules so require, notices will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the D’Wort)](1).

(1) Include where the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange

This Temporary Global Instrument and all matters arising from or connected with it are governed by, and will be construed in accordance with, English law.

The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”), arising from or connected with this Temporary Global Instrument. The above jurisdiction provision is for the benefit of the bearer only. As a result, nothing in this Temporary Global Instrument prevents the bearer from taking proceedings relating to a Dispute (“Proceedings”) in any other courts with jurisdiction. To the extent allowed by law, the bearer may take concurrent Proceedings in any number of jurisdictions. SEK agrees that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary. SEK agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to The Trade Commissioner for the time being at The Swedish Trade Council, 259-269 Old Marylebone Road, London NW1 5RA (or its other address in England from time to time). If the appointment of the person mentioned in this paragraph ceases to be effective SEK shall forthwith appoint a further person in England to accept service of process on its behalf in England and notify the name and address of such person to the Fiscal Agent. Nothing contained herein shall affect the right to serve process in any other manner permitted by law. This applies to Proceedings in England and to Proceedings elsewhere.

This Temporary Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Deutsche Bank AG as fiscal agent.

AS WITNESS the manual signature of a duly authorised officer on behalf of SEK.

AB SVENSK EXPORTKREDIT (publ.)

By:        [manual signature]

(duly authorised)

ISSUED in London as of [          ] 20[   ]

AUTHENTICATED for and on behalf of

DEUTSCHE BANK AG as fiscal agent

without recourse, warranty or liability

By:        [manual signature]

(duly authorised)

THE SCHEDULE

Payments, Delivery of Definitive Instruments or Registered Instruments,

Exchange for Permanent Global Instrument

and Cancellation of Instruments

Date of payment, delivery or cancellation	Amount of interest then paid	Amount of principal [or in respect of which redemption amount] then paid	Aggregate principal amount of Definitive or Registered Instruments then delivered	Aggregate principal amount of this Temporary Global Instrument then exchanged for the Permanent Global Instrument	Aggregate rincipal amount of Instruments then cancelled	Remaining principal amount of this Temporary Global Instrument	Authorised signature

ANNEX I

[Form of certificate to be given in relation to exchanges of this Temporary Global Instrument for the Permanent Global Instrument or Definitive Instruments:]

AB SVENSK EXPORTKREDIT

[Aggregate principal amount and title of Instruments]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Fiscal Agency Agreement and temporary global instrument as of the date hereof, [currency] [amount] principal amount of the above-captioned Securities (a) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Clause 1.165-12(c)(1)(iv) (“financial institutions”)) subscribing or purchasing for their own account or for resale, or (ii) acquired the Securities through and are holding through on the date hereof (as such terms “acquired through” and “holding through” are described in U.S. Treasury Regulations Clause 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (i) or (ii), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Clause 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Clause 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (c) (whether or not also described in Clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:    [          ](1)

[Euroclear Bank S.A./N.V., as operator of the Euroclear System/Clearstream Banking, société anonyme, Luxembourg]

By:        [authorised signature]

(1) To be dated not earlier than the Exchange Date.

ANNEX II

[Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

AB SVENSK EXPORTKREDIT

[Aggregate principal amount and title of Instruments]

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Fiscal Agency Agreement and temporary global instrument as of the date hereof, [currency] [amount] principal amount of the above-captioned Securities (a) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (b) is owned by United States persons that (i) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Clause 1.165-12(c)(1)(iv) (“financial institutions”)) subscribing or purchasing for their own account or for resale, or (ii) acquired the Securities through and are holding through on the date hereof (as such terms “acquired through” and “holding through” are described in U.S. Treasury Regulations Clause 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (i) or (ii), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Clause 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Clause 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in Clause (c) (whether or not also described in Clause (a) or (b)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

[As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.]

We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global security excepted in such certifications and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:    [            ](1)

[Euroclear Bank S.A./N.V., as operator of the Euroclear System/Clearstream Banking, société anonyme, Luxembourg]

By:        [authorised signature]

(1) To be dated not earlier than the relevant interest payment date.

ANNEX III

[Form of account-holder’s certification referred to in the preceding certificates:]

AB SVENSK EXPORTKREDIT

[Aggregate principal amount and title of Instruments]

(the “Securities”)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (a) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source (“United States persons”), (b) are owned by United States person(s) that (i) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Clause 1.165-12(c)(1)(iv)) (“financial institutions”) subscribing or purchasing for their own account or for resale, or (ii) acquired the Securities through and are holding through on the date hereof (as such terms “acquired through” and “holding through” are described in U.S. Treasury Regulations Clause 1.163-5(c)(2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (i) or (ii), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of Clause 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (c) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Clause 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause (c) (whether or not also described in Clause (a) or (b)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [currency] [amount] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:    [            ](1)

[Account Holder] as or as agent for the beneficial owner of the Instruments.

By:        [authorised signature]

(1) To be dated not earlier than fifteen days before the Exchange Date or, as the case may be the relevant interest payment date.

SCHEDULE 2

FORM OF PERMANENT GLOBAL INSTRUMENT

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1)

(1) Legend to appear on every Instrument with a maturity of more than one year.

AB SVENSK EXPORTKREDIT
(incorporated in the Kingdom of Sweden with limited liability)

PERMANENT GLOBAL INSTRUMENT

representing up to

[Aggregate principal amount of Series]
[Title of Instruments]

This Permanent Global Instrument is issued in respect of an issue of [aggregate principal amount of Series] in aggregate principal amount of [title of Instruments] (the “Instruments”) by AB SVENSK EXPORTKREDIT (“SEK”).

SEK for value received promises, all in accordance with the terms and conditions [attached hereto/set out in the base prospectus prepared by SEK and dated 20 July 2005 (as amended, supplemented or replaced) and the final terms prepared in relation to the Instruments and set out in the relevant Final Terms or Drawdown Prospectus] (the “Conditions”) to pay to the bearer upon surrender hereof on [maturity date] or on such earlier date as the same may become payable in accordance therewith the principal sum of [denomination in words and numerals] or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount at the rate or rates specified therein together with any additional amounts payable in accordance with the Conditions], and in the case of convertible or exchangeable Instruments, to deliver or procure the delivery of any securities requested to be delivered on redemption pursuant to the terms and conditions and the final terms prepared in relation to the Instruments, all subject to the Conditions.

The bearer of this Permanent Global Instrument is entitled to the benefit of the same obligations on the part of SEK as if such bearer were the bearer of the Instruments represented hereby, and all payments under and to the bearer of this Permanent Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of SEK in respect of the Instruments.

Words and expressions defined in the Conditions shall have the same meanings when used in this Permanent Global Instrument except where the context requires otherwise or unless otherwise stated.

This Permanent Global Instrument is exchangeable in whole but not in part for definitive instruments (“Definitive Instruments”) in substantially the form (subject to completion) set out in Schedule 3 to a fiscal agency agreement dated 21 July 2005, (as amended or supplemented from time to time, the “Fiscal Agency Agreement”) and made between SEK and Deutsche Bank AG in its capacities as fiscal agent (the “Fiscal Agent”, which expression shall include any successor to Deutsche Bank AG, in its capacity as such), and certain other financial institutions named therein and/or (if so specified in the Final Terms or Drawdown Prospectus, as the case may be,) registered instruments (“Registered Instruments”) upon the exercise of the relevant option by the bearer hereof by delivering an exchange notice in the form attached hereto to the Fiscal Agent at its Specified Office (a) if Euroclear Bank S.A./N.V. as operator of the Euroclear System or Clearstream Banking, société anonyme, Luxembourg or any other relevant clearing system is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business or (b) if any of the circumstances described in Condition 11 (Events of Default) occurs or, (c) if so specified in the Final Terms or Drawdown Prospectus, as the case may be, (i) at any time or (ii) on the expiry of such period of notice as specified in the Final Terms or Drawdown Prospectus, as the case may be, which shall not be less than forty-five days before the date upon which the exchange for such Definitive Instruments and/or Registered Instruments is required.

Whenever this Permanent Global Instrument is to be exchanged for Definitive Instruments and/or Registered Instruments, SEK shall procure the prompt delivery (free of charge to the bearer) of such Definitive Instruments, duly authenticated and with Coupons and Talons attached (if so specified in the Final Terms or Drawdown Prospectus, as the case may be,) and/or Registered Instruments, in an aggregate principal amount equal to the principal amount of this Permanent Global Instrument to the bearer of this Permanent Global Instrument against the surrender of this Permanent Global Instrument at the Specified Office of the Fiscal Agent within 30 days of the bearer requesting such exchange.

If (a) default is made by SEK in the required delivery of such Definitive Instruments and/or Registered Instruments and such default is continuing at 6.00 p.m. (London time) on the thirtieth day after the bearer has requested exchange of this Permanent Global Instrument for Definitive Instruments and/or Registered Instruments or (b) this Permanent Global Instrument (or any part hereof) has become due and payable in accordance with the Conditions or the date for final redemption of this Permanent Global Instrument has occurred and, in either case, payment in full of the amount of principal falling due with all accrued interest thereon has not been made to the bearer in accordance with the terms of this Permanent Global Instrument on the due date for payment, then this Permanent Global Instrument will become void at 6.00 p.m. (London time) on such thirtieth day (in the case of (a) above) or at 6.00 p.m. (London time) on such due date (in the case of (b) above) and the bearer will have no further rights hereunder (but without prejudice to the rights which such bearer or any other persons may have under a deed of covenant dated 21 July 2005 and executed by SEK in respect of the Instruments (as amended, supplemented or replaced, unless otherwise stated in the relevant Final Terms or Drawdown Prospectus, as the case may be) (the “Deed of

Covenant”). The Deed of Covenant has been deposited at the Specified Office of the Fiscal Agent and a copy of it may be inspected at the Specified Office of each Paying Agent.

All payments in respect of this Permanent Global Instrument shall be made against presentation and (in the case of payment of principal of the Instruments in full with all interest accrued on the Instruments) surrender of this Permanent Global Instrument at the Specified Office of any Paying Agent. On any occasion on which a payment of interest is made in respect of this Permanent Global Instrument, SEK shall procure that the same is noted on the Schedule hereto.

On any occasion on which a payment of principal or redemption amount is made in respect of this Permanent Global Instrument or on which this Permanent Global Instrument is exchanged as aforesaid or on which any Instruments represented by this Permanent Global Instrument are to be cancelled, SEK shall procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive or registered form or which are to be cancelled and (ii) the remaining principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently so noted.

In order to exercise the option contained in Condition 10.5 (Redemption at the option of the Holders), the holder of this Permanent Global Instrument must, within the period specified in the Conditions for the deposit of the relevant Instrument and put notice, give written notice of such exercise to the Fiscal Agent specifying the principal amount of Instruments in respect of which such option is being exercised. Any such notice shall be irrevocable and may not be withdrawn.

In connection with an exercise of the option contained in Condition 10.3 (Redemption at the option of SEK) in relation to some only of the Instruments, this Permanent Global Instrument may be redeemed in part in the principal amount specified by SEK in accordance with the Conditions and the Instruments to be redeemed will not be selected as provided in the Conditions.

On each occasion on which an option is exercised in respect of any Instruments represented by this Permanent Global Instrument, SEK shall procure that the appropriate notations are made on the Schedule hereto.

Insofar as the Temporary Global Instrument by which the Instruments were initially represented has been exchanged in part only for this Permanent Global Instrument and is then to be further exchanged as to the remaining principal amount or part thereof for this Permanent Global Instrument, then upon presentation of this Permanent Global Instrument to the Fiscal Agent at its Specified Office in relation to the Instruments and to the extent that the aggregate principal amount of such Temporary Global Instrument is then reduced by reason of such further exchange, SEK shall procure that (i) the aggregate principal amount of the Instruments in respect of which such further exchange is then made and (ii) the new principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently noted.

Notwithstanding Condition 18 (Notices), while all the Instruments are represented by this Permanent Global Instrument (or by this Permanent Global Instrument and a temporary global instrument) and this Permanent Global Instrument is (or this Permanent Global Instrument and a temporary global instrument are) deposited with a depositary or a common depositary for Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system, notices to Holders may be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system and, in any case, such notices shall be deemed to have been given to the Holders in accordance with Condition 18 (Notices) on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system[; provided, however, that, so long as the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange and its rules so require, notices will also be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the D’Wort)](1).

This Permanent Global Instrument and all matters arising from or connected with it are governed by, and will be construed in accordance with, English law.

The courts of England have exclusive jurisdiction to settle any dispute (a “Dispute”), arising from or connected with this Permanent Global Instrument. The above jurisdiction provision is for the benefit of the bearer only. As a result, nothing in this Permanent Global Instrument prevents the bearer from taking proceedings relating to a Dispute (“Proceedings”) in any other courts with jurisdiction. To the extent allowed by law, the bearer may take concurrent Proceedings in any number of jurisdictions. SEK agrees that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary. SEK agrees that the documents which start any Proceedings and any other documents required to be served in relation to those Proceedings may be served on it by being delivered to The Trade Commissioner for the time being at The Swedish Trade Council, 259-269 Old Marylebone Road, London NW1 5RA (or its other address in England from time to time). If the appointment of the person mentioned in this paragraph ceases to be effective, SEK shall forthwith appoint a further person in England to accept service of process on its behalf in England and notify the name and address of such person to the Fiscal Agent. Nothing contained herein shall affect the right to serve process in any other manner permitted by law. This applies to Proceedings in England and to Proceedings elsewhere.

This Permanent Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Deutsche Bank AG as fiscal agent.

AS WITNESS the manual signature of a duly authorised officer on behalf of SEK.

AB SVENSK EXPORTKREDIT (publ.)

By:        [manual signature]

(duly authorised)

ISSUED in London on [          ] 20[  ]

AUTHENTICATED for and on behalf of

DEUTSCHE BANK AG as fiscal agent

without recourse, warranty or liability

By:        [manual signature]

(duly authorised)

(1) Include where the Instruments are admitted to trading on the regulated market of the Luxembourg Stock Exchange.

THE SCHEDULE

Payments, further exchanges of the Temporary Global Instrument,
Delivery of Definitive Instruments or Registered Instruments, Exercise of Options
and Cancellation of Instruments

Date of payment, delivery, further exchanges of Temporary Global Instrument, exercise of option (and date upon which exercise is effective) or cancellation	Amount of interest then paid	Amount of principal [or in respect of which redemption amount] then paid	Aggregate principal amount of Definitive or Registered Instruments then delivered	Aggregate principal amount of Instruments then cancelled	Aggregate principal amount in respect of which option is exercised	Remaining principal amount of this Permanent Global Instrument	Authorised signature

EXCHANGE NOTICE

                        , being the bearer of this Global Instrument at the time of its deposit with the Fiscal Agent at its specified office for the purposes of the Instruments, hereby exercises the option to have this Global Instrument exchanged in whole for Instruments in definitive/registered form and directs that [such Instruments in definitive form be made available for collection by it from the Fiscal Agent’s Specified Office/and that/Certificates representing such Instruments in registered form be made available for collection at the Specified Office of the Registrar/be mailed to the (respective) address(es) of the registered holder(s) as set forth below.](1)

(1) Delete and complete, as appropriate.

Details for insertion in registrar in respect of Registered Instruments:

Name(s) and address(es) of registered holder(s)

By:
(duly authorised)

SCHEDULE 3

Part A
Form of Definitive Instrument (“AIBD” format)

[On the face of the Instrument:]

[<9999999+AAXXXXXXXXX9+XX+999999>]

[currency][Denomination]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1)

(1) Legend to appear on every Instrument with a maturity of more than one year.

AB SVENSK EXPORTKREDIT
(incorporated in the Kingdom of Sweden with limited liability)

[Aggregate principal amount of Series]
[Title of Instruments]

AB SVENSK EXPORTKREDIT (“SEK”) for value received promises, all in accordance with the terms and conditions (the “Terms and Conditions”) [endorsed hereon/attached hereto] [and the final terms referred to therein and prepared by SEK in relation to the Instruments and set out in the [Final Terms/Drawdown Prospectus] dated [•]] to pay to the bearer upon surrender hereof on [maturity date] or on such earlier date as the same may become payable in accordance therewith the principal amount of:

[denomination in words and numerals]

or such other redemption amount as may be specified therein [and to pay in arrear on the dates specified therein interest on such principal amount at the rate or rates specified therein], and in the case of convertible or exchangeable Instruments, to deliver or procure the delivery of any securities requested to be delivered on redemption pursuant to the terms and conditions and the final terms prepared in relation to the Instruments.

Words and expressions defined in the Terms and Conditions shall have the same meanings when used on the face of this Instrument.

This Instrument is issued pursuant to a Fiscal Agency Agreement dated 21 July 2005 (as supplemented, amended or replaced, the “Fiscal Agency Agreement”) and made between SEK and Deutsche Bank AG in its capacity as fiscal agent (the “Fiscal Agent” which expression shall include any successor to Deutsche Bank AG in its capacity as such), and certain other financial institutions named therein.

This Instrument and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

[This [title of Instrument] shall not/Neither this [title of Instrument] nor any of the interest coupons [talons] appertaining hereto shall] be valid for any purpose until this [title of Instrument] has been authenticated for and on behalf of Deutsche Bank AG as fiscal agent.

AS WITNESS the facsimile signature of a duly authorised officer on behalf of SEK.

AB SVENSK EXPORTKREDIT (publ.)

By:        [facsimile signature]

(duly authorised)

ISSUED in London as of [          ] 20[  ]

AUTHENTICATED for and on behalf of

DEUTSCHE BANK AG as fiscal agent

without recourse, warranty or liability

By:        [manual signature]

(duly authorised)

[On the reverse of the Instruments:]

TERMS AND CONDITIONS

[As contemplated in the Base Prospectus and as amended by the relevant final terms set out in the relevant Final Terms or Drawdown Prospectus]

[At the foot of the Terms and Conditions:]

FISCAL AGENT

Deutsche Bank AG

Winchester House

1 Great Winchester Street

London EC2N 2DB

PAYING AGENT

Deutsche Bank Luxembourg S.A.

2 Boulevard Konrad Adenauer

L-1115 Luxembourg

Part B

Forms of Coupons

[Attached to the Instruments (interest-bearing, fixed rate or fixed coupon and having Coupons):]

[on the front of each Coupon:]

AB SVENSK EXPORTKREDIT

[Amount and title of Instruments]

Coupon for [     ] due on [          ]

Such amount is payable (subject to the terms and conditions [endorsed on/attached to the [title of Instrument] to which this Coupon appertains [and the final terms referred to therein and set out in the [Final Terms/Drawdown Prospectus] dated [•]], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [title of Instrument]) against surrender of this Coupon at the Specified Office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1)

(1) Legend to appear on every Coupon relating to an Instrument with a maturity of more than one year.

[<99+9999999+AAXXXXXXXXX9+XX+999999>]

[Attached to the Instrument (interest-bearing, floating rate or variable coupon and having Coupons):]

AB SVENSK EXPORTKREDIT

[Amount and title of Instruments]

Coupon for the amount of interest due on [          ]

Such amount is payable (subject to the terms and conditions [endorsed on/attached] the [title of Instrument] to which this Coupon appertains [and the final terms referred to therein and set out in the [Final Terms/Drawdown Prospectus] dated [•]], which shall be binding on the holder of this Coupon whether or not it is for the time being attached to such [title of Instrument]) against surrender of this Coupon at the Specified Office of the Fiscal Agent or any of the Paying Agents set out on the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such terms and conditions).

The Instrument to which this Coupon appertains may, in certain circumstances specified in such terms and conditions, fall due for redemption before the due date in relation to this Coupon. In such event, this Coupon will become void and no payment will be made in respect hereof.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

(2) Legend to appear on every Coupon relating to an Instrument with a maturity of more than one year.

[<99+9999999+AAXXXXXXXXX9+XX+999999>]

[On the reverse of each Coupon:]

FISCAL AGENT: Deutsche Bank AG, Winchester House, 1 Great Winchester Street, London EC2N 2DB.

PAYING AGENT: Deutsche Bank Luxembourg S.A., 2 Boulevard Konrad Adenauer,
L-1115 Luxembourg.

Part C

Form of Talon

AB SVENSK EXPORTKREDIT

[Amount and title of Instruments]

Series No:         [            ]

Serial Number of Instruments: [                           ]

Tranche No:     [            ]

Talon for further Coupons

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN CLAUSES 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1)

(1) Legend to appear on every Talon relating to an Instrument with a maturity of more than one year.

After all the Coupons appertaining to the Instrument to which this Talon appertains have matured, further Coupons [(including, where appropriate, a Talon for further Coupons)] will be issued at the Specified Office of the Fiscal Agent or any of the Paying Agents set out in the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated by notice duly given in accordance with the Terms and Conditions applicable to the Instrument to which this Talon appertains (which shall be binding on the Holder of this Talon whether or not it is for the time being attached to such Instrument)) upon production and surrender of this Talon upon and subject to such Terms and Conditions.

Under the said Terms and Conditions, such Instrument may, in certain circumstances, fall due for redemption before the original due date for exchange of this Talon and in any such event this Talon shall become void and no exchange shall be made in respect hereof.

[On the reverse of each Talon:]

FISCAL AGENT:	Deutsche Bank AG Winchester House
1 Great Winchester Street
London EC2N 2DB

PAYING AGENT:	Deutsche Bank Luxembourg S.A. 2 Boulevard Konrad Adenauer
L-1115 Luxembourg

SCHEDULE 4

FORM OF INSTRUMENT CERTIFICATE

Series Number:[       ]

Serial Number: [          ]

[Tranche Number:[       ]]

[Denomination]

[THE INSTRUMENTS REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR ANY SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY SUBSCRIBING OR PURCHASING THE INSTRUMENTS REPRESENTED HEREBY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THE INSTRUMENTS REPRESENTED HEREBY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (a) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR A PERSON SUBSCRIBING OR PURCHASING FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (b) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (d) TO THE ISSUER, ITS AFFILIATES.(1)]

(1) Insert only where Registered Instruments are being offered in the United States pursuant to Rule 144A under the Securities Act.

AB SVENSK EXPORTKREDIT

(incorporated in the Kingdom of Sweden with limited liability)

Programme for the Continual Issuance of Debt Instruments

[Aggregate principal amount of Tranche]

[Title of Instruments]

AB SVENSK EXPORTKREDIT (“SEK”) for value received promises, all in accordance with the [terms and conditions attached hereto/set out in the base prospectus prepared by SEK and dated 20 July 2005 (as amended, supplemented or replaced) (the “Terms and Conditions”)] to pay to of

(being the person registered in the register referred to below or, if more than one person is so registered, the first-named of such persons) on the maturity date specified in the Terms and Conditions or on such earlier date as the same may become payable in accordance therewith, the Redemption Amount or, if the Instruments represented hereby shall become due and payable on any other date, the Redemption Amount and to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Words and expressions defined in the Terms and Conditions shall have the same meanings when used on the face of this Instrument Certificate.

This Certificate is issued pursuant to a fiscal agency agreement dated 21 July 2005 (as supplemented, amended or replaced, the “Fiscal Agency Agreement”) and made between SEK and Deutsche Bank AG in its capacity as fiscal agent (the “Fiscal Agent”, which expression shall include any successor to Deutsche Bank AG in its capacity as such), Deutsche Bank Luxembourg S.A. as registrar and certain other financial institutions named therein.

This Certificate is evidence of entitlement only. Entitlements are determined by the Register maintained by the Registrar and only the Holder is entitled to payment in respect of this Certificate.

This Certificate shall not be valid for any purpose until it has been authenticated for and on behalf of the Registrar.

This Certificate and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

AS WITNESS SEK has caused this Instrument Certificate to be executed by the facsimile or manual signature of a duly authorised officer of SEK.

AB SVENSK EXPORTKREDIT (publ.)

By:        [manual/facsimile signature]

([director/duly authorised])

ISSUED in London as of [            ] 20 [ ]

AUTHENTICATED for and on behalf of

DEUTSCHE BANK LUXEMBOURG S.A.

as registrar without recourse, warranty or liability

By:        [manual signature]

(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED                                            , being the registered Holder (or first named of joint Holders) of this Certificate, hereby transfers to of
in principal amount of Instruments represented hereby and irrevocably requests and authorises the Registrar to effect the relevant transfer by means of appropriate entries in the register kept by it.

We, as transferor of the Instruments represented by this Certificate, hereby certify that such Instruments are being transferred in accordance with the transfer restrictions set forth in the Base Prospectus relating to the Instruments and in accordance with the terms of any legend on this Certificate and that we are transferring such Instruments(1):

A.	☐

to a person whom we reasonably believe is purchasing for its own account or accounts as to which it exercises sole investment discretion; such person and each such account is a qualified institutional buyer (as defined in Rule 144A under the United States Securities Act of 1933 (the “Securities Act”)); the purchaser is aware that the sale to it is being made in reliance upon Rule 144A and such transaction meets the requirements of Rule 144A and is in accordance with any applicable securities laws of any state of the United States or any other jurisdiction; or

B.	☐	to the Issue or any of its affiliates; or

C.	☐	in accordance with Regulation S under the Securities Act, and, accordingly, we hereby certify that:

(i) the offer of the Instruments was not made to a person in the United States;

	(40) ☐	(ii) at the time the buy order was originated, the buyer was outside the United States or we or any person acting on our behalf reasonably believed that the buyer was outside the United States; or

(40) ☐

(ii)         the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf know that the transaction was prearranged with a buyer in the United States.

(iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(1)  Tick one of the following boxes A, B, C or D

(40) Tick box for one of alternative sub-paragraphs (ii) as appropriate.

(iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(v)         with regard to transfers occurring within the period prior to and including the fortieth day after the issue date of the Instruments, the Instruments to which this form of transfer relates shall be held through either Euroclear or Clearstream, Luxembourg; or

D.	☐	pursuant to an exemption from registration provided by Rule 144 under the Securities Act, if available.

If none of the foregoing boxes is ticked, the Registrar shall not be obliged to register the transfer of the Instruments.

Dated:

By:
(duly authorised)

Notes:

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered Holder as it appears on the face of this Certificate.

(a)                                      A representative of such registered Holder should state the capacity in which he signs e.g. executor.

(b)                                     The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered Holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)                                      Any transfer of this Certificate shall be in an amount equal to the minimum denomination as may be specified in the relevant Final Terms or Drawdown Prospectus or an integral multiple thereof.

SCHEDULE 5

PROVISIONS FOR MEETINGS OF HOLDERS OF INSTRUMENTS

1.                                  (A)            As used in this Schedule, the following expressions shall have the following meanings unless the context otherwise requires:

(1)                                      “voting certificate” shall mean a certificate in the English language issued by any Paying Agent or, as the case may be, any Registrar and dated, in which it is stated:

(a)                     that on the date thereof Bearer Instruments of any Series (not being Bearer Instruments in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment thereof) bearing specified serial numbers have been deposited to the order of such Paying Agent and that no such Bearer Instruments will be released until the first to occur of:

(i)                     the conclusion of the meeting specified in such certificate or any adjournment thereof; and

(ii)                  the surrender of the certificate to such Paying Agent; or

(b)                    that on the date thereof Registered Instruments of any Series (not being Registered Instruments in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjournment thereof) are registered in the books and records maintained by the Registrar in the names of specified registered holders; and

(c)                     that the bearer thereof is entitled to attend and vote at such meeting or any adjournment thereof in respect of the Instruments represented by such certificate; and

(2)                                      “block voting instruction” shall mean a document in the English language issued by any Paying Agent or, as the case may be, any Registrar and dated, in which:

(a)                     it is certified that Bearer Instruments of any Series (not being Bearer Instruments in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction or any adjournment thereof) have been deposited to the order of such Paying Agent and that no such Bearer Instruments will be released until the first to occur of:

(i)                       the conclusion of the meeting specified in such document or any adjournment thereof; and

(ii)                    the surrender, not less than 48 hours before the time for which such meeting or adjournment thereof is convened, of the receipt for each such deposited Bearer Instrument which has been deposited to the order of such Paying Agent, coupled with notice thereof being given by such Paying Agent to SEK; or

(b)                    it is certified that Registered Instruments of any Series (not being Registered Instruments in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjournment thereof) are registered in the books and records maintained by the Registrar in the names of specified registered holders;

(c)                     it is certified that each depositor of such Instruments or registered holder thereof or a duly authorised agent on his or its behalf has instructed the Paying Agent or, as the case may be, the Registrar that the vote(s) attributable to his or its Instruments so deposited or registered should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjournment thereof and that all such instructions are, during the period of 48 hours prior to the time for which such meeting or adjourned meeting is convened, neither revocable nor subject to amendment but without prejudice, in the case of Registered Instruments, to the provisions of paragraph (B) below;

(d)                    the total number and the serial numbers and tranche numbers of the Instruments so deposited or registered are listed, distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

(e)                     any person named in such document (hereinafter called a “proxy”) is authorised and instructed by the Paying Agent or, as the case may be, the Registrar to cast the votes attributable to the Instruments so listed in accordance with the instructions referred to in (c) and (d) above as set out in such document.

(B)                                A registered holder of a Registered Instrument may by an instrument in writing in the form for the time being available from the specified office of the Registrar in the English language (hereinafter called a “form of proxy”) signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by its duly appointed attorney or a duly authorised officer of the corporation, and delivered to the specified office of the Registrar not later than 48 hours before the time fixed for any meeting appoint any person (hereinafter also called a “proxy”) to attend and act on his or its behalf in connection with any meeting or proposed meeting of the holders of Instruments.

(C)                                Voting certificates, block voting instructions and forms of proxy shall be valid for so long as the relevant Instruments shall not be released or, in the case of Registered Instruments, shall be duly registered in the name(s) of the registered holder(s) certified in the relevant voting certificate or block voting instruction or, in the case of a form of proxy, in the name of the appointor but not otherwise and notwithstanding any other provision of this Schedule and during the validity thereof the holder of any such voting certificate or (as the case may be) the proxy shall, for all purposes in connection with any meeting of holders of Instruments, be deemed to be the holder of the Instruments of the relevant Series to which such voting certificate, block voting instructions or form of proxy relates and, in the case of Bearer Instruments, the Paying Agent to the order of whom such Instruments have been deposited shall nevertheless be deemed for such purposes not to be the holder of those Instruments.

2.                                 SEK at any time may, and upon a request in writing at the time by holders of Instruments holding not less than one-tenth of the principal amount of the Instruments of any particular Series for the time being outstanding shall, convene a meeting of the holders of Instruments of such Series. Whenever SEK is about to convene any such meeting it shall forthwith give notice in writing to the Fiscal Agent of the day, time and place thereof and of the nature of the business to be transacted thereat. Every such meeting shall be held at such time and place as the Fiscal Agent may approve.

3.                                 At least twenty-one days’ notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the holders of the Instruments of the relevant Series. A copy of the notice shall be given to SEK unless the meeting shall be convened by SEK and a copy shall be given to the Fiscal Agent and, in the case of Registered Instruments, the Registrar. Such notice shall be given in the manner herein before provided and shall specify the terms of the resolutions to be proposed and shall include, inter alia, statements to the effect:

(a)                                      that Bearer Instruments of the relevant Series may be deposited with (or to the order of) any Paying Agent for the purpose of obtaining voting certificates or appointing proxies until 48 hours before the time fixed for the meeting but not thereafter; or

(b)                                     that registered holders of Registered Instruments may obtain voting certificates or appoint proxies until 48 hours before the time fixed for the meeting but not thereafter.

4.                                 A person (who may, but need not, be the holder of an Instrument) nominated in writing by SEK shall be entitled to take the chair at every meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within fifteen minutes after the time appointed for the holding of such meeting the holders of Instruments present shall choose one of their number to be chairman. The chairman of an adjourned meeting need not be the same person as was chairman of the original meeting.

5.                                 At any such meeting any one or more persons present in person (not being SEK or any nominee thereof) holding Instruments of the relevant Series or voting certificates or being proxies and being or representing in the aggregate a clear majority in principal amount of the Instruments of the relevant Series for the time being outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business.

6.                                 If within half an hour from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of holders of Instruments, be dissolved. In any other case it shall stand adjourned for such period, not being less than fourteen days nor more than forty-two days, as may be decided by the chairman. At such adjourned meeting one or more persons present in person (not being SEK or any nominee thereof) holding Instruments of the relevant Series or voting certificates or being proxies (whatever the principal amount of the Instruments of the relevant Series so held or represented by them) shall form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting. Provided that the quorum at any adjourned meeting at which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the Proviso to paragraph 18 hereof shall be one or more persons present (not being SEK or any nominee thereof) holding Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate at least one quarter in principal amount of the Instruments of the relevant Series for the time being outstanding.

7.                                 The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

8.                                 At least ten days’ notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. Subject as aforesaid, it shall not be necessary to give any notice of an adjourned meeting.

9.                                 Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a holder of an Instrument.

10.                           At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or SEK or by one or more persons holding one or more Instruments of the relevant Series or voting certificates or being proxies and holding or representing in the aggregate not less than one-fiftieth part of the principal amount of the Instruments of the relevant Series for the time being outstanding, a declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

11.                           If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as hereinafter provided) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

12.                           Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13.                           The Fiscal Agent, SEK and, in the case of Registered Instruments, the Registrar (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the holders of Instruments. Save as aforesaid no person shall be entitled to attend or vote at any meeting of the holders of Instruments or to join with others in requesting the convening of such a meeting unless he is the holder of a voting certificate or is a proxy.

14.                           Subject as provided in paragraph 9 above at any such meeting (a) on a show of hands every person who is present (being an individual) in person or (being a corporation) by a duly authorised representative and (i) who is a holder of Instruments, and in the case of Bearer Instruments, produces such Instruments or (ii) who produces a voting certificate or (iii) is a proxy shall have one vote and (b) on a poll every person who is so present shall have one vote in respect of each [            ](1) principal amount of Instruments of the relevant Series so produced or represented by the voting certificate so produced or in respect of which he is a proxy. Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

(1) The currency and amount of the smallest denomination of Instruments available in relation to the particular Series shall be deemed to be inserted here.

15.                           A proxy named in any block voting instruction or form of proxy need not be a holder of an Instrument.

16.                           Each block voting instruction and each form of proxy, together (if so required by SEK) with proof satisfactory to SEK of its due execution, shall be deposited at such place as

SEK shall reasonably designate not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the proxy named in the block voting instruction or form of proxy proposes to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each such block voting instruction and form of proxy and satisfactory proof as aforesaid (if applicable) shall if required by SEK be produced by the proxy at the meeting or adjourned meeting but SEK shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of the proxy named in, any such block voting instruction or form of proxy.

17.                           Without prejudice to paragraph 1(B), any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Instrument holders’ instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received by SEK from the Fiscal Agent, the Registrar or by the chairman of the meeting, in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the block voting instruction or form of proxy is used.

18.                           A meeting of the holders of Instruments shall, in respect of the Instruments of the relevant Series and subject to the provisions contained in the Conditions, in addition to the powers hereinbefore given, but without prejudice to any powers conferred on other persons by these presents, have the following powers exercisable by Extraordinary Resolution namely:

(a)                                      power to sanction any proposal by SEK for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the holders of Instruments and/or the Couponholders in respect of the Instruments of the relevant Series, against SEK, whether such rights shall arise under the Instruments of that Series or otherwise;

(b)                                     power to sanction the exchange or substitution for the Instruments of the relevant Series of, or the conversion of those Instruments into, other obligations or securities of SEK or any other body corporate formed or to be formed;

(c)                                      power to assent to any modification of the provisions contained in the Instruments or the Coupons of the relevant Series, the Conditions thereof, this Schedule or the Fiscal Agency Agreement which shall be proposed by SEK;

(d)                                     power to waive or authorise any breach or proposed breach by SEK of its obligations under the Conditions applicable to the Instruments of the relevant Series or any act or omission which might otherwise constitute an event of default under the Conditions applicable to the Instruments of the relevant Series;

(e)                                      power to authorise the Fiscal Agent, the Registrar or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

(f)                                        power to give any authority, direction or sanction which under the Conditions applicable to the Instruments of the relevant Series is required to be given by Extraordinary Resolution; and

(g)                                     power to appoint any persons (whether holders of Instruments or not) as a committee or committees to represent the interests of the holders of Instruments in respect of the Instruments of the relevant Series and to confer upon such committee or committees any powers or discretions which such holders of Instruments could themselves exercise by Extraordinary Resolution.

Provided that the special quorum provisions contained in the proviso to paragraph 6 shall apply in relation to any Extraordinary Resolution for the purpose of making modification of the provisions contained in the Instruments or the Coupons of any Series or the Conditions applicable thereto which:

(i)                                         varies the dates of maturity or any date of redemption of any of the Instruments of the relevant Series or any date for payment of interest in respect thereof; or

(ii)                                      reduces or cancels the principal amount of the Instruments of the relevant Series, varies any provision regarding the calculation of the rate of interest payable thereon or varies the rate of discount or rate of amortisation applicable thereto; or

(iii)                                   modifies the provisions contained in this Schedule concerning the quorum required at any meeting of holders of Instruments in respect of the Instruments of the relevant Series or any adjournment thereof or concerning the majority required to pass an Extraordinary Resolution; or

(iv)                                  varies the currency in which any payment (or other obligation) in respect of the Instruments of the relevant Series is to be made; or

(v)                                     amends this proviso in any manner.

19.                           An Extraordinary Resolution passed at a meeting of the holders of Instruments in respect of the Instruments of the relevant Series duly convened and held in accordance with these presents shall be binding upon all the holders of Instruments of the relevant Series, whether present or not present at such meeting, and upon all the Couponholders in respect of Instruments of the relevant Series and each of the holders of Instruments and Couponholders shall, in respect of the Instruments of that Series, be bound to give effect thereto accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing thereof.

20.                           The expression “Extraordinary Resolution” when used in these presents means a resolution passed at a meeting of the holders of Instruments in respect of the Instruments of the relevant Series duly convened and held in accordance with the provisions contained herein by a majority consisting of not less than three-fourths of the votes cast thereon.

21.                           Minutes of all resolutions and proceedings at every such meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by SEK and any such minutes as aforesaid, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the holders of Instruments in respect of the Instruments of the relevant Series, shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

22.                           So long as the relevant Instruments are represented by a global instrument, for the purposes of this Schedule the holder of the global instrument shall be deemed to be two persons holding or representing such principal amount of Instruments.

23.                           Any Instruments which have been purchased or are held by (or on behalf of) SEK but which have not been cancelled shall, unless or until resold, be deemed not to be outstanding for the purposes of this Schedule.

SCHEDULE 6

REGULATIONS CONCERNING TRANSFERS OF REGISTERED INSTRUMENTS

1.                                 The Registered Instruments are in the denomination(s) specified in the Final Terms or Drawdown Prospectus, as the case may be. Registered Instruments may only be held in holdings in the aggregate principal amount of the minimum denomination specified in the Final Terms or Drawdown Prospectus, as the case may be, and integral multiples of such denomination in excess thereof (each, an “Authorised Holding”).

2.                                 The Registered Instruments are transferable in such amounts and such integral multiples of the currency of denomination as may be specified in the relevant Final Terms Drawdown Prospectus, as the case may be, by execution of the form of transfer endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. In this schedule “transferor” shall where the context permits or requires include joint transferors and be construed accordingly.

3.                                 The Registered Instrument to be transferred must be delivered for registration to the office of the Registrar accompanied by such other evidence (including legal opinions) as the Registrar may reasonably require to prove the title of the transferor or his right to transfer the Registered Instrument and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Registered Instrument shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

4.                                 The Instrument Certificate issued in respect of the Registered Instrument to be transferred must be surrendered for registration, together with the form of transfer (including any certification as to compliance with restrictions on transfer included in such form of transfer) endorsed thereon, duly completed and executed, at the Specified Office of the Registrar, and together with such evidence as the Registrar may reasonably require to prove the title of the transferor and the authority of the persons who have executed the form of transfer. The signature of the person effecting a transfer of a Registered Instrument shall conform to any list of duly authorised specimen signatures supplied by the Holder of such Registered Instrument or be certified by a financial institution in good standing, notary public or in such other manner as the Registrar may require.

5.                                 The executors or administrators of a deceased holder of Registered Instrument (not being one of several joint holders) and in the case of the death of one or more of joint holders the survivor or survivors of such joint holders shall be the only persons recognised by SEK as having any title to such Registered Instruments.

6.                                 Any person becoming entitled to Registered Instruments in consequence of the death or bankruptcy of the holder of such Registered Instruments may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Registrar shall require (including legal opinions), be registered himself as the holder of such Registered Instruments or, subject to the preceding paragraphs as to transfer, may transfer such Registered Instruments. SEK and the Registrar may retain any amount payable upon the Registered Instruments to which any person is so entitled until such person shall be so registered or shall duly transfer the Registered Instruments.

7.                                 Unless otherwise requested by him and agreed by SEK, the holder of Registered Instruments shall be entitled to receive only one Instrument Certificate in respect of his holding.

8.                                 The joint holders of a Registered Instrument shall be entitled to one Instrument Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

9.                                 Where there is more than one transferee (to hold other than as joint Holders), separate forms of transfer (obtainable from the specified office of the Registrar or any Transfer Agent) must be completed in respect of each new holding.

10.                           A Holder of Registered Instruments may transfer all or part only of his holding of Registered Instruments provided that both the principal amount of Registered Instruments transferred and the principal amount of the balance transferred are an Authorised Holding. Where a holder of a Registered Instruments has transferred part only of his holding comprised therein there shall be delivered to him an Instrument Certificate in respect of the balance of such holding.

11.                           SEK and the Registrar shall, save in the case of the issue of replacement Registered Instruments, make no charge to the holders for the registration of any holding of Registered Instruments or any transfer of Registered Instruments or for the issue of any Registered Instruments or for the delivery of Registered Instruments at the specified office of the Registrar.

12.                           The Registrar will within three business days of a request to effect a transfer of a Registered Instrument deliver at its specified office to the transferee a new Instrument Certificate in respect of the Registered Instrument transferred in respect of which entries have been made in the Register, all formalities complied with and the name of the transferee completed on the Instrument Certificate on behalf of the Registrar. In the case of a transfer of part only of a Registered Instrument, a new Instrument Certificate in respect of the balance of the Registered Instrument transferred will be so delivered to the transferor.

SCHEDULE 7

THE SPECIFIED OFFICES OF THE PAYING AGENTS AND THE REGISTRAR

The Fiscal Agent:

Deutsche Bank AG

Address:	Winchester House
1 Great Winchester Street
London EC2N 2DB

Fax:	+44 (0) 20 7547 3665

Attention:	Trust and Security Services

The Paying Agent and Registrar:

Deutsche Bank Luxembourg S.A.

Address:	2 Boulevard Konrad Adenauer
L-1115 Luxembourg

Telex:	3392 BTLLU
Fax:	+352 433 136
Attention:	Coupon Paying Department

SIGNATURES

AB SVENSK EXPORTKREDIT (publ.)

By:	PER AKERLIND	RICHARD ANUND

DEUTSCHE BANK AG
(as Fiscal Agent)

By:	ANGELINE GARVEY	CAROL MORRIS

DEUTSCHE BANK LUXEMBOURG S.A.
(as Registrar and Paying Agent)

By:	SINEAD CLERKIN	ANNA HOGG